SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities and Exchange Act of 1934

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THE CHINA FUND, INC.

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THE CHINA FUND, INC.

c/o State Street Bank and Trust Company

P.O. Box 5049, One Lincoln Street

Boston, Massachusetts 02206-5049

January 30, 2019

Dear Stockholders:

The Annual Meeting of Stockholders (the “Meeting”) of The China Fund, Inc. (the “Fund”) will be held at 1:00 P.M., Eastern Time, on Wednesday, March 13, 2019, at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178. A Notice and Proxy Statement regarding the Meeting, proxy card for your vote, and postage prepaid envelope in which to return your proxy card are enclosed.

The matter on which you, as a stockholder of the Fund, are being asked to vote is the election of one (1) Fund director. The Board of Directors recommends that you elect to the Board the nominee who is standing for election.

Michael F. Holland and Li Jin, each a Director of the Fund since 1992 and 2013, respectively, have chosen not to stand for re-election. In addition, Gary L. French, Director of the Fund since 2013, has submitted his resignation effective February 15, 2019. The Board of Directors thanks them for their years of service to the Fund and wishes them well in retirement. Effective with the commencement of the Meeting, the size of the Board is set to four.

Respectfully,

Brian F. Link

Secretary

STOCKHOLDERS ARE STRONGLY URGED TO VOTE BY TELEPHONE, BY INTERNET OR BY SIGNING AND MAILING THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE TO ENSURE A QUORUM AT THE MEETING.

THE CHINA FUND, INC.

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

March 13, 2019

To the Stockholders of

The China Fund, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of The China Fund, Inc. (the “Fund”) will be held at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178, on Wednesday, March 13, 2019, at 1:00 P.M., Eastern Time, for the following purposes:

1.	To elect one Class II director to serve for a term expiring on the date on which the annual meeting of stockholders is held in 2022; and

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on January 14, 2019 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to vote by telephone, by Internet or by completing, dating and signing the enclosed form of proxy card and returning it promptly in the envelope provided for that purpose. You may nevertheless vote in person at the Meeting if you choose to attend. The enclosed proxy is being solicited by the Board of Directors of the Fund.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING ON MARCH 13, 2019: This Notice and the Proxy Statement are available on the Internet at www.proxy-direct.com/chn-30389.

By order of the Board of Directors,

Brian F. Link

Secretary

January 30, 2019

THE CHINA FUND, INC.

c/o State Street Bank and Trust Company

P.O. Box 5049, One Lincoln Street

Boston, Massachusetts 02206-5049

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The China Fund, Inc. (the “Fund”) for use at the Annual Meeting of Stockholders (the “Meeting”), to be held at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178, on Wednesday, March 13, 2019, at 1:00 P.M., Eastern Time, and at any adjournments thereof.

This Proxy Statement and the form of proxy card are being mailed to stockholders on or about January 30, 2019. Any stockholder giving a proxy has the power to revoke it by executing a superseding proxy by phone, Internet or mail following the process described on the proxy card or by submitting a notice of revocation to the Fund prior to the date of the Meeting or in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for the election of the director as described in Proposal 1 of this Proxy Statement.

The presence in person or by proxy of stockholders entitled to cast one third of the votes entitled to be cast thereat constitutes a quorum at all meetings of the stockholders. For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies returned without marking a vote on Proposal 1 will be treated as shares that are present for quorum purposes. Abstentions are included in the determination of the number of shares present at the Meeting for purposes of determining the presence of a quorum. If a stockholder is present in person or by proxy at the Meeting but does not cast a vote, the stockholder’s shares will count towards a quorum but will have no effect on Proposal 1. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve Proposal 1 are not received, holders of a majority of the stock present in person or by proxy have power to adjourn the meeting. In addition, the chairman of the Meeting may adjourn any meeting of stockholders from time to time (a) to a date not more than 120 days after the original record date without notice other than announcement at the meeting or (b) provided that a new notice is given and a new record date is set, to a date more than 120 days after the original record date. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting as originally notified. The Fund may set a subsequent record date and give notice of it to stockholders, in which case the meeting may be held not more than 120 days beyond the subsequent record date. The Fund may postpone or cancel a meeting of stockholders by making a public announcement of such postponement or cancellation prior to the meeting. Notice of the date, time, and place to which the meeting is postponed is required to be given not less than ten days prior to such date and otherwise in the manner set forth in the Fund’s By-Laws.

The Board of Directors has fixed the close of business on January 14, 2019 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 15,722,675 shares of common stock. The Fund expects the number of outstanding shares to be reduced to 11,005,872 following completion of the Fund’s offer to repurchase up to 30% of its outstanding shares on February 4, 2019.

Management of the Fund knows of no item of business other than that mentioned in Proposal 1 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended October 31, 2018 to any stockholder requesting such report. Requests for the annual report should be made to The China Fund, Inc., c/o Computershare Fund Services, 280 Oser Avenue, Hauppauge, New York 11788, by accessing the Fund’s website at www.chinafundinc.com or by calling 800-337-3503.

IMPORTANT INFORMATION

The Proxy Statement discusses important matters affecting the Fund. Please take the time to read the Proxy Statement, and then cast your vote. You may obtain additional copies of the Notice of Meeting, Proxy Statement and form of proxy card by calling 800-337-3503 or by accessing www.proxy-direct.com/chn-30389. There are multiple ways to vote. Choose the method that is most convenient for you. To vote by telephone or Internet, follow the instructions provided on the proxy card. To vote by mail simply fill out the proxy card and return it in the enclosed postage-paid reply envelope. Please do not return your proxy card if you vote by telephone or Internet. To vote in person, attend the Meeting and cast your vote. The Meeting will be held at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178. To obtain directions to the Meeting, go to: www.morganlewis.com, click on the Responsive Menu. Next, select Locations from the menu under Our Firm, then select New York to see a map of the location. You may also obtain directions by calling 1- 212-309-6000.

PROPOSAL 1

ELECTION OF DIRECTOR

The Fund’s By-Laws provide that the Board of Directors is to be divided into three classes: Class I, Class II and Class III. The terms of office of the present directors (each a “Director”) in each class expire at the Annual Meeting of Stockholders in the year indicated or thereafter in each case when their respective successors are elected and qualified: Class I, 2021; Class II, 2019; and Class III, 2020. At each subsequent annual election, Directors chosen to succeed those whose terms are expiring will be identified as being in the same class and will be elected for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board.

The term of Gary L. French, a Class II Director, would have expired at the 2019 Annual Meeting of Stockholders; however, he has submitted his resignation as a Director effective February 15, 2019. Mr. Michael F. Holland and Mr. Li Jin, each also a Class II Director of the Fund have chosen not to stand for re-election. As a result, effective with the commencement of the Meeting, the size of the Board of Directors is set to four. In addition, the Board of Directors has re-designated Richard A. Silver, formerly a Class I Director, as a Class II Director and Directors nominated Mr. Silver to serve as a Class II Director of the Fund until the Fund’s 2022 Annual Meeting of Stockholders or until his successor is duly elected and qualified. Mr. William C. Kirby had advised the Board of Directors that he intends to resign as a Director of the Fund at the end of March 2019. At that time, the Board of Directors will determine whether to appoint a new Director in place of Mr. Kirby or to reduce the size of the Board of Directors to three.

The persons named in the accompanying form of proxy card intend, in the absence of contrary instructions, to vote all proxies for the election of Mr. Richard A. Silver to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 2022, or until his successor is elected and qualified. The nominee has indicated that he will serve if elected. If the nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as is designated by the Board of Directors to replace the nominee. The election of a Director will require the affirmative vote of a majority of the votes cast at the Meeting. Presence at the meeting, in person or by proxy, of a stockholder who does not cast a vote will have no effect on the outcome of the election.

INFORMATION RELATING TO PROPOSAL 1

Information Concerning the Nominee and Current Members of the Board of Directors

The following table provides information concerning the nominee and other current members of the Board of Directors of the Fund each of whom is not an “interested person” of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore is deemed to be “independent.”

Name (Age) and Address of Directors or Nominees for Director	Position(s) Held with Fund	Director Since (Term Ends)	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(1) Overseen by the Director or Nominee	Other Directorships Held by Director or Nominee for Director in Publicly Held Companies
CLASS I
Julian Reid (74) 1 Lincoln St. P.O. Box 5049 Boston, MA 02206 -5049	Director	2018 (2021)	Director and Chairman of 3a Funds Group (1998-2012); Director and Chairman of JM Properties Ltd. (2008-2014); Director of JP Morgan China Region Fund, Inc. (1998-2017); and Director and Chairman of Prosperity Voskhod Fund Ltd. (2006-2016).	1	Director and Chairman, The Korea Fund, Inc.

CLASS II
Richard A. Silver (72)* 1 Lincoln St. P.O. Box 5049 Boston, MA 02206-5049	Director++	2018 (2021)	Retired.	1	Director, The Korea Fund, Inc.

Gary L. French (67)+ 1307 61st Street NW Bradenton, FL 34209	Chairman of the Board and Director	2013 (2019)	Real estate investor; Manager Member, Warners Bayou Investments I, LLC and Palma Sola Investments I, LLC (2011-Present); Senior Consultant, Regulatory Fundamentals Group (development and distribution of software and related consulting services) (2011-2017).	1	Independent Trustee, J.P. Morgan Exchange— Traded Fund Trust (2014-present).

Michael F. Holland (74) 375 Park Avenue New York, New York 10152	Director	1992 (2019)	Chairman, Holland & Company LLC. (investment adviser) (1995-Present).	1	Director, The Holland Balanced Fund, Inc., The Taiwan Fund, Inc., Reaves Utility Income Fund and

Name (Age) and Address of Directors or Nominees for Director	Position(s) Held with Fund	Director Since (Term Ends)	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(1) Overseen by the Director or Nominee	Other Directorships Held by Director or Nominee for Director in Publicly Held Companies
					Blackstone Funds; Co-Chairman and Trustee, State Street Master Funds and State Street Institutional Funds and Trustee, SSgA Funds.
Li Jin (48) 204 Moss Hill Rd Boston, MA 02130	Director	2013 (2019)	Professor, Oxford University (2012-Present); Chair Professor, Peking University (2012-Present); Assistant and Associate Professor, Harvard University (2001-2012).	1	None.

CLASS III
William C. Kirby (68) Harvard University CGIS South Building 1730 Cambridge Street Cambridge, MA 02138	Director	2007 (2020)	T.M Chang Professor of China Studies (2006-Present); Spangler Family Professor of Business Administration (2006-Present); Chairman, Harvard China Fund (2006-Present); Harvard University Distinguished Service Professor (2006-Present); Director, John K. Fairbank Center for Chinese Studies, Harvard University (2006-2014).	1	Chairman, The Taiwan Fund, Inc. (2016-present); Director, Cabot Corporation.

Linda C. Coughlin (66) 10 Delia Drive Holderness, NH 03245	Director	2015 (2020)	President and Founder, Great Circle Associates, LLC (management consultation) (2008-present).	1	None.

*	Nominee
+	Submitted resignation effective February 15, 2019.
++	Will become Chairman of Board of Directors effective February 15, 2019.
(1)

The term “Fund Complex” means two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for the purposes of investment and investor services.

Leadership Structure and Board of Directors

The Board of Directors has general oversight responsibility with respect to the business and affairs of the Fund. The Board of Directors is responsible for overseeing the operations of the Fund in accordance with the provisions of the 1940 Act, other applicable laws and the Fund’s Articles of Incorporation. The Board is currently composed of seven Independent Directors and one of the Independent Directors serves as Chairman of the Board of Directors. Generally, the Board of Directors acts by majority vote of all of the Directors, including a majority vote of the Independent Directors if required by applicable law. Following the Meeting, the Board will be composed of four Directors. The Fund’s day-to-day operations are managed by Matthews International Capital Management, LLC (“Matthews Asia”), the Fund’s Investment Manager, and other service providers who have been approved by the Board of Directors. The Board of Directors meets periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers, oversee compliance with regulatory requirements and review performance. The Board has determined that its leadership structure is appropriate given the size of the Board, the fact that all of the Directors are not interested persons, and the nature of the Fund.

The Directors were selected to serve and continue on the Board of Directors based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Directors and a commitment to the interests of stockholders and a demonstrated willingness to take an independent and questioning view of management. Each Director also has considerable familiarity with the Fund and the Administrator, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors as a result of his/her substantial prior service as a Director or officer of the Fund and, in several cases, as a director or executive of other investment companies. In addition to those qualifications, the following is a brief summary of the specific experience, qualifications or skills that led to the conclusion, as of the date of this Proxy Statement, that each person identified below should serve as a Director for the Fund. References to the qualifications, attributes and skills of the Directors are pursuant to requirements of the Securities and Exchange Commission (“SEC”), and do not constitute a holding out of the Board of Directors or any Director as having any special expertise and should not be considered to impose any greater responsibility or liability on any such person or on the Board of Directors by reason thereof than the normal responsibility and liability of an investment company board member or board. As required by rules the SEC has adopted under the 1940 Act, the Fund’s Independent Directors select and nominate all candidates for Independent Director positions.

Julian Reid: Mr. Reid has served as a Director of the Fund since 2018. He has spent almost 50 years in the global financial services industry specializing particularly in Asia. Since 2004 he has been Chairman of The Korea Fund, Inc. (NYSE:KF), and for which in 2007 he gained the Small Board Trustee of the Year awarded by Fund Directions. Mr. Reid served as a Director of Jardine Fleming China Region Fund, Inc. (NYSE: JFC), a closed-end fund investing in equity securities of companies with substantial assets in, or revenues derived from, the People’s Republic of China, Hong Kong, Taiwan, and Macau, from May 1998 until its dissolution in July 2017. In addition, Mr. Reid has served as the Chief Executive of 3a Funds Group, a macro-style investment manager specializing particularly in Asian securities, from 2002 to December 2012: Director and Chairman of Morgan’s Walk Properties Limited, the management company of a London residential development, from 2002 to 2008: Director and Chairman of Prosperity Voskhod Fund Ltd. (LSE: PVF), a London listed, closed-end, limited life fund pursuing an event-driven and restructuring strategy, from October 2006 to October 2016, Director and Chairman of ASA Ltd (NYSE:ASA) from 2007 to 2010 and JM Properties Limited, a Gibraltar-, subsequently Malta-based, UK property development company over six years to 2014. Mr. Reid won several Lipper Investment Management Awards for his management of the HSBC Singapore & Malaysia Trust. Mr. Reid is an Affiliate of the Securities Industry of Australia and through his career has been licensed by the respective regulatory bodies in the United Kingdom, Hong Kong, Singapore and Australia.

Richard A. Silver: Mr. Silver has served as a Director of the Fund since 2018. He currently serves as an Independent Director and Chair of the Audit & Compliance Committee of The Korea Fund, Inc. (NYSE: KF), a single-country closed-end fund with approximately $200 million in assets, since July 2006. Mr. Silver has more than 30 years of senior executive experience in the investment management industry. He previously served as

Treasurer and Chief Financial Officer for the entire family of mutual funds managed by Fidelity Management & Research Co., from 1997 to 2000, and as Executive Vice President for Fidelity Investments, from 2000 to 2005, during which time he oversaw accounting, financial reporting and related operations for more than 400 mutual funds and 2,300 other investment portfolios. He also served as Senior Vice President, Treasurer and Chief Financial Officer of The Colonial Group, Inc. for nearly 19 years, heading the Fund’s financial services group. In addition, Mr. Silver served as the chairman of the Accounting/Treasurers’ Committee of the Investment Company Institute for approximately seven years. Mr. Silver received his B.S. in Accounting from Bentley University and his M.B.A. from Suffolk University.

Michael F. Holland: Mr. Holland has served as a Director of the Fund since the Fund’s inception in 1992. He has worked in the investment management industry for over 40 years. Mr. Holland’s experience includes service as the Chairman of Holland & Company LLC, which he founded in 1995, and as the chief executive officer, chairman or vice chairman of major U.S. asset management firms including Salomon Brothers Asset Management, First Boston Asset Management and Oppenheimer & Co., Inc. He is a regular guest on several financial television programs and is regularly quoted in leading financial publications. Mr. Holland also serves on the boards of other charitable and listed companies.

Li Jin: Mr. Jin has served as a Director of the Fund since 2013. He currently serves as Chair Professor of Finance at Guanghua School of Management in Peking University and Professor of Finance at Oxford University Said Business School. He also acts as an Assistant Dean to the Guanghua School of Management and the Co-Chair of the Finance Department at the school. Before he joined Oxford and Peking Universities, Mr. Jin taught in the finance department at the Harvard Business School from 2001 to 2012.

Gary L. French: Mr. French has served as a Director of the Fund since 2013. Currently, Mr. French is primarily a private investor focusing on residential real estate acquisition, refurbishment and sales as well as commercial real estate financing. He served as Senior Consultant with Regulatory Fundamentals Group, providing development, distribution of software and related consulting services from 2011 to 2017. He served as a Senior Vice President and Business Head of Fund Administration Division at State Street Bank and Trust Company (“State Street”) from 2002 to 2010. He brings over 30 years of investment management industry experience to the Board of Directors. Mr. French also serves on the board of another listed company.

William C. Kirby: Mr. Kirby has served as a Director of the Fund since 2007. He is T. M. Chang Professor of China Studies at Harvard University and Spangler Family Professor of Business Administration at Harvard Business School. Mr. Kirby is a historian of modern China, whose work examines China’s business, economic and political development in an international context. He has served the academic community for over 30 years. Mr. Kirby joined Harvard University in 1992, where he currently serves various positions including Chairman of the Harvard China Fund. He has also served as the Director of the John K. Fairbank Center for Chinese Studies, Dean of the Faculty of Arts and Sciences, Chair of the Council on East Asian Studies and the Director of the National Resource Center for East Asia for Harvard University. Prior to joining Harvard University, Mr. Kirby served as the Dean of University College, Director of Asian Studies and Director of International Affairs at Washington University. Mr. Kirby has published numerous books and articles related to Chinese business and history.

Linda C. Coughlin: Ms. Coughlin has served as a Director of the Fund since 2015. She is the Founder and CEO of Great Circle Associates, LLC, a management consulting firm that specializes in business, organization and communication strategy and implementation and executive coaching. She has also served as chair of the boards of three families of funds and President of the Americas Mutual Funds Group at Scudder Investments, responsible for four North American based retail businesses including three families of open and closed end mutual funds, the Americas offshore mutual funds group and the firm’s defined contribution business.

The Fund’s Board of Directors has an Audit, Valuation and Compliance Committee, which is responsible for reviewing financial and accounting matters. The Fund’s Audit, Valuation and Compliance Committee is

comprised of all of the Directors, all of whom are not interested persons of the Fund (as defined in Section 2(a)(19) of the 1940 Act), and its actions are governed by the Fund’s written Audit, Valuation and Compliance Committee Charter. The current members of the Audit, Valuation and Compliance Committee are Ms. Coughlin and Messrs. French, Holland, Kirby, Jin, Reid and Silver. All members of the Audit, Valuation and Compliance Committee are independent as independence is defined in the New York Stock Exchange’s (“NYSE”) listing standards, as may be modified or supplemented. The Audit, Valuation and Compliance Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Audit, Valuation and Compliance Committee met four times during the fiscal year ended October 31, 2018. The Audit, Valuation and Compliance Committee has a charter which is available on the Fund’s website (www.chinafundinc.com).

The Fund’s Board of Directors has a Governance, Nominating and Compensation Committee, comprised of the current members of the Audit, Valuation and Compliance Committee, which is responsible for nominating candidates to fill any vacancies on the Board of Directors. All of the members of the Governance, Nominating and Compensation Committee are independent as independence is defined in the NYSE listing standards, as may be modified or supplemented and are not interested persons of the Fund. Currently, the Governance, Nominating and Compensation Committee does not have a policy to consider nominees recommended by stockholders. The Governance, Nominating and Compensation Committee believes that it is not necessary to have such a policy because the Board of Directors consists entirely of Directors who are not interested persons of the Fund (as defined in Section 2(a)(19) of the 1940 Act). The Governance, Nominating and Compensation Committee evaluates a candidate’s qualifications for Board of Directors membership and the candidate’s independence from the Fund’s Investment Manager and other principal service providers. The Governance, Nominating and Compensation Committee does not have specific minimum qualifications that must be met by candidates recommended by the Governance, Nominating and Compensation Committee and there is not a specific process for identifying such candidates. In nominating candidates, the Governance, Nominating and Compensation Committee takes into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with businesses or other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board of Directors members, requirements of the NYSE and the SEC to maintain a minimum number of independent or non-interested directors, requirements of the SEC as to disclosure regarding persons with financial expertise on the Fund’s Audit, Valuation and Compliance Committee and the extent to which the candidate generally would be a desirable addition to the Board of Directors and any committees of the Board of Directors. The Governance, Nominating and Compensation Committee believes the Board of Directors generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board of Directors, but has not adopted any specific policy in this regard. The Governance, Nominating and Compensation Committee met four times during the fiscal year ended October 31, 2018. The Governance, Nominating and Compensation Committee has a charter which is available on the Fund’s website (www.chinafundinc.com).

The Fund does not have a specified process for stockholders to send communications to the Board of Directors because stockholders are able to communicate directly with the Board of Directors at the Annual Meeting of Stockholders and the Fund’s reports to stockholders disclose contact information which may be used to direct communications to the Board of Directors.

The Fund does not have a policy regarding Board of Directors members’ attendance at the Annual Meeting of Stockholders. However, one Director attended the 2018 Annual Meeting of Stockholders.

The Fund’s Board of Directors held four regular meetings and twelve special meetings during the fiscal year ended October 31, 2018. Each Director attended at least seventy-five percent of the aggregate number of meetings of the Board of Directors and of any committee on which he or she served.

Risk Oversight

The day-to-day operations of the Fund, including the management of risk, is performed by third party service providers, such as the Fund’s Investment Manager (Matthews Asia) and Administrator (State Street). The Directors are responsible for overseeing the Fund’s service providers and thus have oversight responsibilities with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, stockholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify certain of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Investment Manager or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Risk oversight forms part of the Board of Directors’ general oversight of the Fund and is addressed as part of various Board of Directors and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, the Investment Manager, the Fund’s Chief Compliance Officer and the Fund’s independent registered public accounting firm, as appropriate, regarding risks faced by the Fund. The Board of Directors is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Investment Manager and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Fund’s Advisory Agreements, the Board of Directors meets with the Investment Manager to review the services provided. Among other things, the Board of Directors regularly considers the Investment Manager’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board of Directors has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board of Directors regarding compliance matters for the Fund and its service providers. The Board of Directors, with the assistance of the Investment Manager, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, as part of the Board of Directors’ oversight of the Fund’s Investment Manager and other service provider agreements, the Board may periodically consider risk management aspects of their operations and the functions for which they are responsible.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act requires the Fund’s officers and Directors, and beneficial owners of more than ten percent of a registered class of the Fund’s equity securities, to file reports of ownership and changes in ownership with the SEC and the NYSE. Section 30(h) of the 1940 Act extends the reporting requirements under Section 16(a) of the 1934 Act to the investment adviser or manager of the Fund and the officers and directors of such investment adviser or manager. The Fund believes that its officers and Directors and the officers of the Investment Manager have complied with all applicable filing requirements for the fiscal year ended October 31, 2018.

Officers of the Fund

The following table provides information concerning each of the officers of the Fund.

Name (Age) and Address of Officers	Position(s) Held with Fund	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Frank Wheeler (55) Matthews International Capital Management, LLC Four Embarcadero Center Suite 550, San Francisco, CA 94111	President	January 2019	Global Head of Distribution, Matthews International Capital Management, LLC (2013-Present).

Patrick Keniston (55) Foreside Fund Officer Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	Chief Compliance Officer	2011	Managing Director, Foreside Fund Officer Services, LLC (2008-Present).

Monique Labbe (45) Foreside Fund Officer Services, LLC 10 High Street #302 Boston, MA 02210	Treasurer	2015	Senior Director, Foreside Fund Officer Services, LLC (2014-present); Principal/Assistant Vice President, State Street Global Advisors (2012-2014).

Brian Link (46) 100 Summer Street, SUM0703 Boston, MA 02111	Secretary	2014	Vice President and Managing Counsel, State Street Bank and Trust Company (2007-Present).

Ownership of Securities

The following table sets forth information regarding the ownership of securities in the Fund by Directors and Nominees for Director as of December 31, 2018.

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Director or Nominee in the Fund Complex(1)
Julian Reid	None	None
Richard A. Silver	$50,001-$100,000	$50,001-$100,000
Michael F. Holland(2)	None	None
Li Jin	None	None
Gary L. French	$10,001-$50,000	$10,001-$50,000
William C. Kirby	$10,001-$50,000	$10,001-$50,000
Linda C. Coughlin	None	None

(1)

The term “Fund Complex” means two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for the purposes of investment and investor services. The Fund is the only fund in the Fund Complex overseen by the Directors.

(2)	Prior to December 18, 2018, Mr. Holland’s dollar range of equity securities in the Fund was $50,001-$100,000. Mr. Holland disposed of his shares on December 18, 2018.

Transactions with and Remuneration of Officers and Directors

The aggregate remuneration for Directors was $618,744 during the year ended October 31, 2018 and, for that period, the aggregate amount of expenses reimbursed by the Fund for Directors’ attendance at directors’ meetings was $77,133. Each Director receives fees, paid by the Fund, at the per Board meeting fee of $6,000 for meetings attended in person and $4,000 for meetings attended telephonically. For special Board meetings each Director receives $3,000 for meetings attended in person and $1,000 for meetings attended telephonically. The Fund pays the Chairman of the Board, Audit, Valuation and Compliance Committee Chairman and each of the Directors (who is not a director, officer or an employee of the Investment Manager or affiliate thereof) an annual fee of $39,000, $32,000 and $24,000, respectively. Prior to August 24, 2018, each Director received fees of $3,000 for each regular directors’ meeting and each committee meeting attended and $3,000 for each special directors’ meeting and each committee meeting attended. Prior to November 1, 2018, the Fund paid the Chairman of the Board, Audit, Valuation and Compliance Committee Chairman and each of the directors (who is not a director, officer or employee of the Investment Manager or any affiliate thereof) an annual fee of $35,000, $30,000 and $20,000, respectively.

The following table sets forth the aggregate compensation from the Fund paid to each Director during the fiscal year ended October 31, 2018. The Fund does not compensate the officers of the Fund.

Name of Director	Aggregate Compensation From Fund(1)	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid To Directors(2)
Joe O. Rogers(3)	$59,250	—	—	$59,250
Richard Shore(3)	$45,000	—	—	$45,000
Julian Reid(4)	$40,877	—	—	$40,877
Richard A. Silver(4)	$40,877	—	—	$40,877
Michael F. Holland(5)	$83,493	—	—	$83,493
Li Jin(5)	$82,000	—	—	$82,000
Gary L. French(5)	$97,247	—	—	$97,247
William C. Kirby	$85,000	—	—	$85,000
Linda C. Coughlin	$85,000	—	—	$85,000

(1)	Includes compensation paid to Directors by the Fund. The Fund’s Directors did not receive any pension or retirement benefits as compensation for their service as Directors of the Fund.
(2)	There is one fund in the Fund Complex overseen by the Directors.
(3)	Messrs. Rogers and Shore resigned from the Board effective May 21, 2018.
(4)	Messrs. Reid and Silver were elected to the Board effective May 23, 2018.
(5)	Messrs. Holland, Jin and French have chosen not to stand for re-election at the Meeting.

Stockholder Approval

The election of the Board of Directors’ nominee (Mr. Silver) as Director will require the affirmative vote of the holders of a majority of the shares of common stock of the Fund cast on the election of directors at the Meeting. Pursuant to the Fund’s By-laws, any Director who is nominated by the Board of Directors for re-election at the Meeting and is not re-elected at the Meeting will be deemed to have tendered to the Board of Directors his/her resignation as a Director, with such resignation to take effect 30 days after the date of the Meeting unless the Board of Directors unanimously decides to reject that Director’s tender of resignation, in which case the Director will continue in office until his or her death, resignation or removal or until his or her successor shall have been elected and shall have been qualified.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT THE

STOCKHOLDERS VOTE “FOR” THE NOMINEE FOR DIRECTOR.

GENERAL INFORMATION

Investment Manager

Effective January 1, 2019, Matthews Asia became the Investment Manager to the Fund pursuant to an Investment Advisory and Management Agreement between the Investment Manager and the Fund. The principal business address of the Investment Manager is Four Embarcadero Center, Suite 550, San Francisco, California 94111.

Fund Administration

State Street acts as Administrator to the Fund pursuant to an Administration Agreement between the Administrator and the Fund. The principal business address of the Administrator is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP (“Tait Weller”) served as the Fund’s independent registered public accounting firm for the fiscal years ended October 31, 2017 and October 31, 2018, auditing and reporting on the annual financial statements of the Fund and reviewing certain regulatory reports and the Fund’s federal income tax returns. Tait Weller also performed other professional audit and certain allowable non-audit services, including tax services, when the Fund engaged it to do so. Representatives of Tait Weller are not expected to be available at the Meeting.

The engagement of Tait Weller as the Fund’s independent registered public accounting firm was approved by the Audit, Valuation and Compliance Committee of the Board of Directors and ratified by the full Board of Directors.

Audit Fees. The aggregate fees billed by Tait Weller in connection with the annual audit of the Fund for the fiscal year ended October 31, 2017 and October 31, 2018 were $79,500 and $69,500, respectively.

Audit-Related Fees. For the fiscal years ended October 31, 2017 and October 31, 2018, Tait Weller did not bill the Fund any fees for assurances and related services that were reasonably related to the performance of the audit or review of the Fund’s financial statements and were not reported under the section Audit Fees above.

Tax Fees. The aggregate fees billed by Tait Weller for professional services rendered for tax compliance, tax advice and tax planning (consisting of a review of the Fund’s income tax returns and tax distribution requirements) for the fiscal years ended October 31, 2017 and October 31, 2018 were $13,000 and $13,000, respectively.

All Other Fees. For the fiscal years ended October 31, 2017 and October 31, 2018, Tait Weller did not bill the Fund any fees for products and services other than those disclosed above.

Audit, Valuation and Compliance Committee Pre-approval. The Audit, Valuation and Compliance Committee’s policy is to pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund’s independent registered public accounting firm. All of the audit and the tax services described above for which Tait Weller billed the Fund fees for the fiscal years ended October 31, 2017 and October 31, 2018 were pre-approved by the Audit, Valuation and Compliance Committee.

Non-Audit Fees. For the fiscal years ended October 31, 2017 and October 31, 2018, Tait Weller did not provide any non-audit services to Allianz Global Investors U.S. LLC, the Fund’s previous investment manager, the Fund’s current Investment Manager, or any other entity in the Fund’s Investment Company Complex.

Audit, Valuation and Compliance Committee Report

The Audit, Valuation and Compliance Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended October 31, 2018 with management of the Fund and with Tait Weller, and has discussed with Tait Weller the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Standard No. 16 (Communication with Audit Committees), as may be modified or supplemented. The Audit, Valuation and Compliance Committee has received the written disclosures and the letter on auditor independence from Tait Weller required by PCAOB Rule 3526 (Communications with Audit, Valuation and Compliance Committees Concerning Independence), as may be modified or supplemented, and has discussed with Tait Weller its independence. Based on the Audit, Valuation and Compliance Committee review and discussions referred to in the two preceding sentences, the Audit, Valuation and Compliance Committee recommended to the Board of Directors that the audited financial statements of the Fund for the fiscal year ended October 31, 2018 be included in its annual report to stockholders and the Fund’s annual report filed with the SEC.

Linda C. Coughlin — Audit, Valuation and Compliance Committee Member

Gary L. French — Audit, Valuation and Compliance Committee Member

Michael F. Holland — Audit, Valuation and Compliance Committee Chairman

Li Jin — Audit, Valuation and Compliance Committee Member

William C. Kirby — Audit, Valuation and Compliance Committee Member

Julian Reid — Audit, Valuation and Compliance Committee Member

Richard A. Silver — Audit, Valuation and Compliance Committee Member

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Set forth below is information with respect to persons who are registered as beneficial owners of more than 5% of the Fund’s outstanding shares as of January 14, 2019.

Title Of Class	Name and Address	Shares	Percent of Class
Common Stock	CEDE & CO Bowling Green STN P. O. Box 20 New York, NY 10274-0020	15,541,178	98.846%

The shares held by Cede & Co. include the accounts set forth below. This information is based on publicly available information such as Schedule 13D, 13G and Form 4 disclosures filed with the SEC or other similar regulatory filings from foreign jurisdictions.

Title Of Class	Name and Address	Shares	Percent of Class
Common Stock	City of London Investment Management Co. Ltd. 77 Gracechurch Street London EC3V 0AS England	4,335,711	27.6%

Common Stock	Lazard Asset Management 30 Rockefeller Plaza New York, NY 10112	1,822,478	11.59%

MISCELLANEOUS

Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile or other electronic means, by officers of the Fund or personnel of the Administrator. The Fund has retained AST Fund Solutions to assist in the proxy solicitation. The total cost of proxy solicitation services, including legal and printing fees, is estimated at $7,500, plus out-of-pocket expenses. The expenses connected with the solicitation of proxies including proxies solicited by the Fund’s officers or agents in person, by telephone or by facsimile or other electronic means will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund’s shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy materials to and obtaining proxies from the beneficial owners of such shares.

In the event that sufficient votes in favor of the proposal set forth in the Notice of this Meeting are not received by March 13, 2018, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. In addition, the chairman of the Meeting may adjourn any meeting of stockholders from time to time (a) to a date not more than 120 days after the original record date without notice other than announcement at the meeting or (b) provided that a new notice is given and a new record date is set, to a date more than 120 days after the original record date. The persons named as proxies in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

STOCKHOLDER PROPOSALS

In order to submit a stockholder proposal to be considered for inclusion in the Fund’s proxy statement for the Fund’s 2020 Annual Meeting of Stockholders, stockholder proposals must be received by the Fund (addressed to The China Fund, Inc., c/o Secretary of the Fund/State Street Bank and Trust Company, P.O. Box 5049, One Lincoln Street, Boston, Massachusetts 02206-5409) not later than October 2, 2019. Any stockholder who desires to bring a proposal at the Fund’s 2020 Annual Meeting of Stockholders without including such proposal in the Fund’s Proxy Statement, must deliver written notice thereof to the Secretary of the Fund (addressed to The China Fund, Inc., c/o Secretary of the Fund / State Street Bank and Trust Company, P.O. Box 5049, One Lincoln Street, Boston, Massachusetts 02206-5049), not before December 14, 2019 and not later than January 13, 2020.

By order of the Board of Directors,

Brian F. Link

Secretary

The China Fund, Inc.

c/o State Street Bank and Trust Company

P.O. Box 5049

One Lincoln Street

Boston, Massachusetts 02206-5409

January 30, 2019

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholder Meeting 101 Park Avenue, New York, NY 10178 on March 13, 2019

Please detach at perforation before mailing.

PROXY	THE CHINA FUND, INC.

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 13, 2019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned stockholder(s) of The China Fund, Inc. (the “Fund”), revoking previous proxies, hereby appoints Monique Labbe and Brian F. Link, or any one of them, proxies of the undersigned, with full power of substitution to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund (“Annual Meeting”), to be held at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, NY 10178 at 1:00 p.m., local time, on March 13, 2019, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominee for director.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

CHI_30389_012919

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for

The China Fund, Inc.

Stockholders Meeting to Be Held on March 13, 2019

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/chn-30389

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated January 30, 2019 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example:    ☒

Proposal The Board of Directors unanimously recommends a vote “FOR” the Nominee listed.

1.	To elect one Class II director:
			FOR	WITHHOLD
	01.	Richard A. Silver	☐	☐

To serve for a term expiring on the date on which the annual meeting of stockholders is held in 2022 or until their successor are elected and qualified.

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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XXXXXXXXXXXXXX	CHI 30389	M XXXXXXXX